                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 7, 2000
                                                 -----------------------------



                               NOBLE ONIE, INC.
              ---------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Nevada                          0-26141             88-0350154
----------------------------    ------------------------   -------------
(State or other jurisdiction    (Commission File Number)   (IRS Employer
of incorporation)                                          Identification No.)

         18952 MACARTHUR AVENUE, SUITE 315, IRVINE, CALIFORNIA 92612
  ---------------------------------------------------------------------------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

Registrant's telephone number, including area code:   (949) 261-2101
                                                   ----------------------------

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 7.   Financial Statements and Exhibits.

         This report amends the current report filed by Noble Onie, Inc. (the "Company") dated February 23, 2000. Effective February 8, 2000, the Company completed the acquisition of The National Capital Companies, Inc., an Oklahoma corporation ("National Capital"), in exchange for 4,000,000 shares of the Company's common stock. The audited financial statements of National Capital as of December 31, 1999 and for each of the two fiscal years ended December 31, 1999 are presented at pages F-1 to F-15, below.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NOBLE ONIE, INC.
                                    (Registrant)

Date:  April 24, 2000         By: /s/ Darrell T. Uselton
                                  ------------------------------
                                  Darrell T. Uselton, President

                                                                  April 17, 2000

                         Independent Auditors' Report
                         ----------------------------


To the Board of Directors and stockholders of The National Capital Companies, Inc.



     We have audited the accompanying consolidated balance sheet of The National Capital Companies, Inc. and subsidiaries as of December 31, 1999, and the related consolidated statements of income, stockholders' equity, and cash flows for the years ended December 31, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The National Capital Companies, Inc. and subsidiaries at December 31, 1999, and the consolidated results of its operations and its cash flows for the years ended December 31, 1999 and 1998 in conformity with generally accepted accounting principles.

                                     /s/ Lesley, Thomas, Schwarz & Postma, Inc.
                                     A Professional Accountancy Corporation
                                     Newport Beach, California

                     THE NATIONAL CAPITAL COMPANIES, INC.
                     ------------------------------------

                          CONSOLIDATED BALANCE SHEET
                          --------------------------

                               DECEMBER 31, 1999
                               -----------------



                                     ASSETS
                                     ------

Cash and cash equivalents (Notes 1 and 7)                                             $1,090,042
Receivables from clearing organizations (Note 4)                                         675,800
Accounts receivable, net of allowance for doubtful accounts of $11,000                   265,425
Employee advances (Note 3)                                                                40,400
Note receivable (Note 3)                                                                  35,000
Securities owned, at estimated fair value (Notes 1 and 5)                              2,211,718
Investment in limited partnership (Note 13)                                              159,799
Furniture and equipment, less accumulated depreciation of $62,360 (Notes 1
  6, and 15)                                                                                  220,621

Deferred tax assets (Note 8)                                                              62,000
Goodwill, less accumulated amortization of $88,872 (Notes 1 and 2)                            1,435,271
Other assets                                                                             114,659
                                                                                      ----------

   Total assets                                                                       $6,310,735
                                                                                      ==========

            See the accompanying notes to these financial statements

                      THE NATIONAL CAPITAL COMPANIES, INC.
                      ------------------------------------

                           CONSOLIDATED BALANCE SHEET
                           --------------------------

                               DECEMBER 31, 1999
                               -----------------



                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

LIABILITIES
 Accounts payable                                                                     $  373,811
 Income taxes payable (Note 8)                                                           894,000
 Commissions payable                                                                     961,513
 Payables to clearing organizations (Note 4)                                             517,712
 Other liabilities                                                                        28,303
 Due to affiliates (Note 14)                                                             425,000
 Deferred tax liability (Note 8)                                                          16,000
 Notes payable (Note 15)                                                                 549,395
                                                                                      ----------

                                                                                       3,765,734
                                                                                      ----------

MINORITY INTEREST IN NATIONAL CAPITAL, LLC (Note 1)                                        3,698
                                                                                      ----------

COMMITMENTS AND CONTINGENCIES (Note 10)

STOCKHOLDERS' EQUITY
 Preferred stock (Note 11)
   $.001 par value,
   1,000,000 shares authorized,
   20,000 shares issued and outstanding                                                       20
 Common stock (Note 12)
   $0.001 par value,
   9,000,000 shares authorized,
   2,000,000 shares issued and outstanding                                                 2,000
 Additional paid in capital                                                            1,265,357
 Retained earnings                                                                     1,273,926
                                                                                      ----------

   Total stockholders' equity                                                          2,541,303
                                                                                      ----------

     Total liabilities and stockholders' equity                                       $6,310,735
                                                                                      ==========

           See the accompanying notes to these financial statements

                     THE NATIONAL CAPITAL COMPANIES, INC.
                     ------------------------------------

                       CONSOLIDATED STATEMENTS OF INCOME
                       ---------------------------------

                                                                     Years Ended December 31,
                                                                 ---------------------------------

                                                                       1999             1998
                                                                 ----------------  ---------------
REVENUES (Notes 1 and 2)
 Investment banking                                                    $4,801,980       $  920,532
 Principal transactions                                                 2,762,999          371,185
 Commissions                                                            1,138,236          228,951
 Interest                                                                   5,147            2,531
 Other                                                                    200,368           27,254
                                                                       ----------       ----------

   Total revenues                                                       8,908,730        1,550,453
                                                                       ----------       ----------

EXPENSES
 Employee compensation and benefits                                       894,879          417,769
 Commissions                                                            3,456,871              ---
 Management fees and services                                              40,841          346,096
 Clearance charges and related fees                                       131,195          192,539
 Licenses and registrations                                                39,026           27,259
 Occupancy                                                                347,079           75,571
 Travel, conventions and meetings                                         185,056           46,553
 Legal and professional fees                                              688,715           11,931
 Postage and delivery                                                      44,876           12,742
 Interest expense                                                          41,533              ---
 Communication                                                                ---           66,971
 Office expense                                                            69,330           66,538
 Insurance                                                                 63,577           10,414
 Advertising and promotion                                                 48,775           13,636
 Depreciation                                                              47,060           15,300
 Amortization of goodwill                                                  88,872              ---
 Finders fees                                                             400,000              ---
 Terminal operating fees                                                  139,290              ---
 Contributions                                                                ---           20,085
 Other expenses                                                           297,060            9,053
                                                                       ----------       ----------

   Total expenses                                                       7,024,035        1,332,457
                                                                       ----------       ----------

INCOME BEFORE INCOME TAXES                                              1,884,695          217,996

PROVISION FOR INCOME TAXES (Note 8)                                       787,000           93,570
                                                                       ----------       ----------

NET INCOME (Note 2)                                                    $1,097,695       $  124,426
                                                                       ==========       ==========

           See the accompanying notes to these financial statements

                     THE NATIONAL CAPITAL COMPANIES, INC.
                     ------------------------------------

          CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
          ----------------------------------------------------------

                    YEARS ENDED DECEMBER 31, 1999 AND 1998
                    --------------------------------------

                                            Common Stock              Preferred Stock       Additional                    Total
                                   --------------------------- ---------------------------
                                                                                              Paid-In       Retained  Stockholders'
                                      Shares         Amount        Shares        Amount       Capital       Earnings      Equity
                                   ------------  ------------- ------------  ------------- ------------  ------------- ------------
BALANCE, January 1, 1998              1,290,000  $       1,290          ---  $         --- $    299,497  $      51,805 $    352,592

ISSUANCE OF COMMON STOCK
                                        100,000            100          ---            ---      249,900            ---      250,000

ADDITIONAL PAID-IN CAPITAL
                                            ---            ---          ---            ---       93,369            ---       93,369

NET INCOME                                  ---            ---          ---            ---          ---        124,426      124,426
                                   ------------  ------------- ------------  ------------- ------------  ------------- ------------

BALANCE, December 31, 1998            1,390,000          1,390          ---            ---      642,766        176,231      820,387

ISSUANCE OF STOCK                       610,000            610       20,000             20      622,591            ---      623,221

NET INCOME                                  ---            ---          ---            ---          ---      1,097,695    1,097,695
                                   ------------  ------------- ------------  ------------- ------------  ------------- ------------

BALANCE, December 31, 1999            2,000,000  $       2,000       20,000  $          20 $  1,265,357  $   1,273,926 $  2,541,303
                                   ============  ============= ============  ============= ============  ============= ============

           See the accompanying notes to these financial statements

                     THE NATIONAL CAPITAL COMPANIES, INC.
                     ------------------------------------

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                     -------------------------------------

                                                                      Years Ended December 31,
                                                                 -----------------------------------

                                                                       1999               1998
                                                                 -----------------  ----------------
CASH FLOWS FROM OPERATING ACTIVITIES

 Net income                                                      $       1,097,695  $        124,426
                                                                 -----------------  ----------------
 Adjustments to reconcile net income to net cash provided by
  (used in) operating activities
   Depreciation                                                             47,060            15,300
   Amortization of goodwill                                                 88,872               ---
   Allowance for doubtful accounts                                          11,000               ---
   Minority interest in income of consolidated subsidiary                      812               ---
   Loss from investment in limited partnership                                 ---               216
   Net (increase) decrease in deferred taxes                               (46,310)              310
   Changes in operating assets and liabilities
     Increase in accounts receivable                                      (276,425)              ---
     Increase in receivable from clearing organizations                   (651,919)          (23,881)
     Increase in note and other receivables                                (27,927)          (47,373)
     Increase in securities owned                                       (1,289,382)         (777,165)
     Increase in other assets                                              (30,533)          (30,458)
     Increase in accounts payable                                          324,360            48,231
     Increase in income taxes payable                                      766,006           127,994
     Increase in commissions payable                                       949,236            12,277
     (Increase) decrease in payables to clearing organizations             (50,176)          369,875
     Increase in other liabilities                                             803            27,500
                                                                 -----------------  ----------------

       Total adjustments                                                  (184,523)         (277,174)
                                                                 -----------------  ----------------

       Net cash provided by (used in) operating activities                 913,172          (152,748)
                                                                 -----------------  ----------------

            See the accompanying notes to these financial statements

                     THE NATIONAL CAPITAL COMPANIES, INC.
                     ------------------------------------

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                     -------------------------------------

                                                                      Years Ended December 31,
                                                                 -----------------------------------

                                                                       1999               1998
                                                                 -----------------  ----------------
CASH FLOWS FROM INVESTING ACTIVITIES
 Purchases of furniture and equipment                                     (188,284)          (77,530)
 Acquisition of limited partnership interest                              (159,799)              ---
 Business acquisition                                                   (1,524,143)              ---
                                                                 -----------------  ----------------

       Net cash used in investing activities                            (1,872,226)          (77,530)
                                                                 -----------------  ----------------

CASH FLOWS FROM FINANCING ACTIVITIES
 Proceeds from the issuance of common and preferred stock                   623,221           581,014
 Proceeds from issuance of notes payable                                    549,395               ---
 Allowances from affiliates                                                 425,000               ---
                                                                  -----------------  ----------------

       Net cash provided by financing activities                         1,597,616           581,014
                                                                 -----------------  ----------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                  638,562           350,736

CASH AND CASH EQUIVALENTS, beginning of year                               451,480           100,744
                                                                 -----------------  ----------------

CASH AND CASH EQUIVALENTS, end of year                           $       1,090,042  $        451,480
                                                                 =================  ================
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for:
 Interest                                                        $          39,026  $              0
                                                                 =================  ================
 Income Taxes                                                    $           4,464  $          1,203
                                                                 =================  ================

           See the accompanying notes to these financial statements

                     THE NATIONAL CAPITAL COMPANIES, INC.
                     ------------------------------------

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  ------------------------------------------

                               DECEMBER 31, 1999
                               -----------------



NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization and Nature of Business - The National Capital Companies, Inc.
     -----------------------------------
and its subsidiaries (the "Company") provides full-service investment banking, brokerage, trading, and financing services to new and rapidly growing companies. The Company's primary focus is servicing small capitalized companies and special situation investments for individual and institutional investors. Some of the Company's subsidiaries are registered broker-dealers licensed by the Securities and Exchange Commission ("SEC") and are members of the National Association of Securities Dealers ("NASD").

     Principles of Consolidation - The accompanying consolidated financial
     ---------------------------
statements include the accounts of The National Capital Companies, Inc. and its wholly owned subsidiaries, Travis Morgan Securities, Inc., National Capital Merchant Group, Ltd., Cornerstone Capital Management, Inc., National Capital Asset Group, Inc., National Brokers and Distributors, Inc., NC Capital Markets, Inc., National Capital Securities Research, Inc., NC Corporate Services, Inc., and NC Development Group, Inc., and its majority owned subsidiary, National Capital LLC (collectively, the "Company"). The minority interest in the earnings or losses of National Capital LLC have been recorded as minority interest in the consolidated financial statements. All significant intercompany accounts and transactions have been eliminated.

     Accounting Estimates - The preparation of financial statements in
     --------------------
conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

     Cash and Cash Equivalents - For purposes of the consolidated balance sheet
     -------------------------
and statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

     Furniture, Equipment and Depreciation - Furniture and equipment are
     -------------------------------------
recorded at cost. Depreciation is provided on a straight-line basis over an estimated useful life of three (3) to seven (7) years. Expenditures for additions and major improvements are capitalized, whereas the cost of maintenance, repairs, and minor renewals and betterments are charged to expense.

     Securities Transactions - Proprietary securities transactions in regular-
     -----------------------
way trades are recorded on the trade date, as if they had settled. Profit and loss arising from all securities and commodities transactions entered into for the account and risk of the Company are recorded on a trade date basis. Customers' securities and commodities transactions are reported on a settlement date basis with related commission income and expenses reported on a trade date basis.

     Amounts receivable and payable for securities transactions that have not reached their contractual settlement date are recorded net on the balance sheet.

     Securities owned are comprised principally of "non-recognized exchange" traded issues (i.e., issues traded in the over-the-counter ("OTC") markets). Securities owned are stated at fair value as determined by management after considering market valuation within a range of bid and asked prices, liquidity, and other market information.

     Investment Banking - Investment banking revenues include gains, losses, and
     ------------------
fees, net of syndicate expenses, arising from securities offerings in which the Company acts as an agent. Investment banking revenues also include fees earned from providing merger-and-acquisition and financial restructuring advisory services. Investment banking management fees are recorded on offering date and sales concessions on settlement date.

     Commissions - Commissions and related clearing expenses are recorded on a
     -----------
trade-date basis as securities transactions occur.

     Investment Advisory Income - Investment advisory fees are received
     --------------------------
quarterly but are recognized as earned on a pro rata basis over the term of the contract.

     Goodwill - Goodwill is recorded at cost, and is being amortized using the
     --------
straight-line method over ten years. The recoverability of goodwill is assessed periodically based on management estimates of undiscounted future operating cash flows from each of the acquired businesses to which he goodwill relates.

     Long-Lived Assets - The Company follows Financial Accounting Standards
     -----------------
Board Statement ("FAS") No 121, "Accounting for the impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present.

     Long-lived assets and certain indentifiable intangibles held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The recoverability test is performed at the individual entity level based on undiscounted cash flows. Based upon its analysis, the Company believes that no impairment of the carrying value of is long-lived assets, inclusive of goodwill, existed at December 31, 1999. The Company's analysis was based on an estimate of future undiscounted cash flows using forecasts contained in the Company's strategic plan. It is at least reasonably possible that the Company's estimate of future undiscounted cash flows may change during 2000. If the Company's estimate of future undiscounted cash flows should change or if the strategic plan is not achieved, future analyses may indicate insufficient future undiscounted cash flows to recover the carrying value of the Company's long-lived assets, in which case such assets would be written down to estimated fair value.

     Income Taxes - The Company and its subsidiaries are included in the consolidated federal income tax return filed by the parent. The Company recognizes a liability or asset utilizing currently enacted Tax laws and rates for the deferred
     ------------
tax consequences of temporary differences between the tax basis of assets or liabilities and their reported amounts in the financial statements. These temporary differences will result in taxable or deductible amounts in future years when the reported amounts of the assets or liabilities are recovered or settled. The deferred tax assets are reviewed for recoverability and valuation allowances are provided, as necessary.


NOTE 2 - ACQUISITIONS

     In May 1999, the Company entered into an agreement to acquire the capital stock of Cornerstone Capital Management, Inc. ("CCM") in exchange for $1,000,000 and 50,000 shares of the Company's common stock. CCM is a registered investment advisor with the SEC. CCM provides professional money management services to mutual funds, hedge funds, individuals, institutions, foundations, endowments and municipalities.

     This acquisition was accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16, "Business Combinations" (APB 16). A portion of the purchase price has been allocated to assets acquired and liabilities assumed based on estimated fair market value at the date of acquisition with the excess recorded as goodwill. Goodwill is amortized over ten (10) years on a straight-line basis.

     In March 1999, the Company entered into an agreement to acquire all outstanding common stock of NC Corporate Services, Inc. ("NCCS") in exchange for 20,000 shares of the Company's Series A preferred stock. NC Corporate Services provides investment banking services including assistance with access to venture capital and public relations. This acquisition was accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16, "Business Combinations" (APB 16). The purchase price has been allocated to assets acquired and liabilities assumed based on estimated fair market value at the date of acquisition.


NOTE 3 - NOTE RECEIVABLE AND EMPLOYEE ADVANCES

     On November 23, 1999, the Company entered into a note agreement with Grantland Construction. This note bears interest at the rate of ten percent (10%) and is due upon demand. The note is secured by all accounts receivable and equipment of Grantland Construction.

     The Company makes cash advances to employees periodically throughout the year. These advances are non-interest bearing and are due upon demand.


NOTE 4 - RECEIVABLES FROM AND PAYABLES TO BROKER-DEALERS AND CLEARING ORGANIZATIONS

     The Company clears its customer transactions through another broker-dealer on a fully disclosed basis. The amount payable to the clearing broker relates to the aforementioned transactions and is collateralized by securities owned by the Company.


NOTE 5 - SECURITIES OWNED

     Marketable securities owned consist of trading and investment securities at estimated fair values as follows:

                                                                Owned
                                                            ------------
          Corporate stocks                                  $  2,211,718
                                                            ============

     At December 31, 1999, forty-five percent (45%) of the value of securities owned by the Company consisted of six (6) holdings.

NOTE 6 - FURNITURE AND EQUIPMENT

     The following is a summary of furniture and equipment

          Computer equipment and software                           $  116,616
          Furniture and fixtures                                       105,707
          Automobiles                                                   60,658
                                                                    ----------

                                                                       282,981
          Less: accumulated depreciation                               (62,360)
                                                                    ----------

                                                                    $  220,621
                                                                    ==========

NOTE 7 - CONCENTRATIONS OF CREDIT RISK

     The Company and its subsidiaries are engaged in various trading and brokerage activities in which counterparties primarily include broker-dealers, banks, and other financial institutions. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparty or issuer of the instrument. It is the Company's policy to review, as necessary, the credit standing of each counterparty.

     The Company maintains its cash balances in several financial institutions throughout the United States. The Federal Deposit Insurance Corporation ("FDIC") insures balances up to $100,000. Other cash balances are insured by the Securities Investor Protection Corporation ("SIPC") up to $250,000. At December 31, 1999, the Company's uninsured cash balance totaled approximately $535,460.


NOTE 8 - INCOME TAXES

     The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 ("SFAS 109"). This statement mandates the liability method of accounting for deferred income taxes and permits the recognition of deferred tax assets subject to an ongoing assessment of realizability.

     Deferred income taxes are provided for timing differences in the recognition of certain income and expense items for tax and financial statement purposes. The Company's tax provision consists of the following:

                                                   1999            1998
                                                ----------       -------
          Current                               $  744,000       $93,260
          Deferred                                  46,000           310
                                                ----------       -------
                                                $  787,000       $93,570
                                                ==========       =======

     The tax effect of the temporary differences giving rise to the Company's deferred tax assets and liabilities as of December 31, 1999 are as follows:

                                                                     Assets
                                                                  (Liabilities)
                                                                  -------------
          Allowance for doubtful accounts                         $       5,000
          Depreciation                                                  (16,000)
          State income taxes                                             57,000
                                                                  -------------

                                                                         46,000
          Less: deferred income tax asset                                62,000
                                                                  -------------

          Deferred income tax liability                           $     (16,000)
                                                                  =============


NOTE 9 - RELATED PARTY TRANSACTIONS

     During 1999 the Company entered into a consulting agreement with Shogun Investment Group Ltd., a three percent (3%) owner of the Company. The consulting relates to the subsequent merger with Noble Onie, Inc. Total fees are $400,000 with $75,000 paid and $325,000 accrued at December 31, 1999.


NOTE 10 - COMMITMENTS AND CONTINGENCIES

     The Company and its subsidiaries lease certain office space and facilities under non-cancellable operating leases. The leases generally provide the leasee to pay taxes, maintenance, insurance and certain other operating costs of the leased property. The leases on the properties expire through January 2005 and contain renewal options.

     Rent expense for the years ended December 31, 1999 and 1998 was $347,079 and $75,571, respectively.

NOTE 10 - COMMITMENTS AND CONTINGENCIES

     Following is a summary of future minimum payments under operating leases that have initial or remaining terms in excess of one year at December 31, 1999:

          Year Ending December 31,                                Amount
          ------------------------                              ----------
                     2000                                       $  301,589
                     2001                                          311,075
                     2002                                          203,960
                     2003                                           60,727
                     2004                                           62,142
                     2005                                            5,188
                                                                ----------

                                                                $  944,681
                                                                ==========

     The Company subleases office space under a non-cancelable operating lease. The sublease expires in June 2002.

     Rent income for the year ended December 31, 1999 was $2,678.

     The following is a summary of future minimum receipts under the operating lease:

          Year Ending December 31,                                Amount
          ------------------------                              ----------
                     2000                                       $   16,377
                     2001                                           16,995
                     2002                                            8,652
                                                                ----------

                                                                $   42,024
                                                                ==========

NOTE 11 - PREFERRED STOCK

     In February 1999, the Company authorized for issuance 1,000,000 shares of preferred stock with a $.001 par value. These shares have been designated as Series A Preferred Stock ("Series A") and have a stated liquidation preference value of $5,000,000. This issue is senior to all common stock and has weighted voting rights equal to the number of shares of common stock into which it can be converted. Dividends on the Series A are cumulative and are payable quarterly in either cash or common stock, at the election of the Company, in an amount equal to ten percent (10%) of the Company's earnings before income taxes for the preceding quarter. Holders of the Series A also have the right to convert each of their shares, in whole or in part, into one share of common stock.

NOTE 12 - COMMON STOCK

     The Company authorized an issue of Common Stock Purchase Warrants ("warrants") covering the right to purchase 20,000 shares of common stock of the Company. The warrants are exercisable for sixty (60) months at an exercise price of $7.00 per share. Holders of warrants retain no voting rights or do they receive dividends and are subject to certain other restrictions and limitations set forth in the Company's Common Stock Purchase Warrant agreement.


NOTE 13 - INVESTMENT IN LIMITED PARTNERSHIP

     A subsidiary of the Company is a general partner in Cornerstone Alpha Fund, LP. This investment is accounted for under the equity method of accounting.


NOTE 14 - DUE TO AFFILIATES

     The Company has liabilities to companies owned by a stockholder of the Company. The stockholder owns less than fifty percent (50%) of the Company, therefore the affiliates are not consolidated with the Company.


NOTE 15 - NOTES PAYABLE

     Notes payable for automobiles, monthly payments of $1,124 including interest at 11.95% per annum, secured by automobiles, through August
     2001.                                                                             $ 51,676

     Note payable for equipment, monthly payments of $565 including interest at 17.50% per annum, secured by equipment, through February
     2001.                                                                                7,104

     Unsecured note payable to Shogun Investment Group, Ltd. For consulting fees regarding the merger with Noble Onie, Inc., monthly payments of
     $50,000 including interest at 6%, through June 2000.                               325,000

     Unsecured note payable to Craig D. VanHulzen for the purchase of
     Cornerstone Capital Management, Inc. capital stock, monthly payments
     of $4,078 through October 2000.  This is a non-interest bearing note.               36,699

     Unsecured note payable to D. Bruce Ellsworth for purchase of Ellsworth
     Advisory Group, Inc., monthly payments of $8,333 including interest
     at 4.79% per annum, through May 2001.                                               128,916
                                                                                     -----------

                                                                                     $   549,395
                                                                                     ===========

NOTE 16 - SUBSEQUENT EVENT

     On February 4, 2000 the Company was acquired by Noble Onie, Inc., a Nevada corporation, ("Noble"). Noble is a publicly held company whose shares trade in the over-the-counter market ("OTC-BB"). Pursuant to the Securities Purchase and Plan of Reorganization agreement, Noble acquired one hundred (100%) of the common stock of the Company in exchange for 4,000,000 shares of Noble. The acquisition will be accounted for under the purchase method of accounting and is intended to qualify as a tax-free reorganization under IRC (S)368(a)(1)(B). Since the stockholders of the Company owned approximately 61.5% of the outstanding shares of the common stock of Noble after giving effect to the Reorganization, the acquisition is considered a reverse merger and the Company has been deemed the acquirer for accounting purposes. As such, the equity of the Company will be carried forward as the equity of Noble. Prior to this transaction, Noble was previously engaged in the business of land acquisitions and pursuit of merger and acquisition candidates.